Advances from Federal Home Loan Bank - Scheduled Maturities of FHLB Advances (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Federal Home Loan Banks [Abstract]
2016, Fixed rate	$ 4,000
2017, Fixed rate	5,000
2018, Fixed rate	6,000
Total, Fixed rate	$ 15,000
2016, Average cost	5.34%
2017, Average cost	0.88%
2018, Average cost	1.18%
Average cost	2.19%	0.88%